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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 4 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 23, 2000

                                 UDATE.COM, INC.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

            00-31022                                  33-0835561
---------------------------------         ----------------------------------

     (Commission File Number)             (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                    DE1 3GY
----------------------------------------  ----------------------------------

(Address of Principal Executive Offices)            (Zip Code)

                                 (877) 815-2955
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 NOT APPLICABLE

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

      The undersigned Registrant hereby amends Items 7(a), 7(b) and 7(c) of, and Exhibits 99.2 and 99.3 to, its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2000, as amended by its Form 8-K/A filed with the Securities and Exchange Commission on August 14,

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2000, by its Form 8-K/A Amendment Number 2 filed on March 26, 2001, and by its
Form 8-K/A Amendment Number 3 filed on April 4, 2001, each of said Items and Exhibits to read in its entirety as:



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

      The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

            uDate.com Limited's audited financial statements as of March 1, 2000 and March 31, 1999 and for the eleven-month period ended March 1, 2000 and the year ended March 31, 1999, and unaudited financial statements as of June 30, 2000 and for the four month periods ended June 30, 2000 and June 30, 1999.

      (b)   Pro Forma Financial Information

      The following documents appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

            Unaudited Pro Forma Condensed Consolidated Financial Information for the four months ended June 30, 2000 and for the year ended March 1, 2000.


      (c)   Exhibits


      Exhibit No.        Description
      -----------        -----------
      2.1               Share Exchange Agreement dated as of May 23, 2000 by
                        and among the Registrant, Internet Investments Inc.,
                        uDate.com, Ltd. and the selling shareholders named
                        therein*

      3.1               Certificate of Amendment of Articles of Incorporation**

      10.1 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited*

      10.2              Registrant's 2000 Stock Incentive Plan and form of
                        Stock Option Agreement*

      10.3              Melvyn Morris Stock Option Agreement dated as of May 10,
                        2000*

      10.4              Howard Thacker Stock Option Agreement dated as of May
                        10, 2000*

      10.5              Notice of Non-Qualified Stock Option Award and Non-
                        Qualified Stock Option Award Agreement between the
                        Registrant and Geoffrey Shingles dated June 21, 2000**

      10.6              Notice of Non-Qualified Stock Option Award and Non-
                        Qualified Stock Option Award Agreement between the
                        Registrant and Interregnum Venture Marketing

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
                        Ltd. dated June 21, 2000**

      16.1 Smith Cooper Letter dated March 26, 2001 regarding change in certifying accountant***

      16.2 Merdinger, Fruchter Rosen & Corso, P.C. Letter dated as of April 2, 2001 regarding change in certifying accountant****

      23.1              Consent of Smith Cooper, Independent Auditors**

      99.1              Press Release announcing the completion of the Share
                        Exchange Transaction*

      99.2              Financial Statements of uDate.com Limited

      99.3              Unaudited Pro Forma Condensed Consolidated Financial
                        Information

      * Previously filed with this Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 9, 2000.

      ** Previously filed with Amendment No. 1 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 14, 2000.

      *** Previously filed with Amendment No. 2 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on March 26, 2001.

      **** Previously filed with Amendment No. 3 to this Current Report on Form
           8-K/A as filed with the Securities and Exchange Commission on April 4, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              UDATE.COM, INC.


Date: May 2, 2001       By:   /s/ Melvyn Morris
                              ------------------------------------------
                                  Melvyn Morris
                                  Chief Executive Officer



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                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------
      2.1               Share Exchange Agreement dated as of May 23, 2000 by
                        and among the Registrant, Internet Investments Inc.,
                        uDate.com, Ltd. and the selling shareholders named
                        therein*

      3.1               Certificate of Amendment of Articles of Incorporation**

      10.1 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited*

      10.2              Registrant's 2000 Stock Incentive Plan and form of Stock
                        Option Agreement*

      10.3              Melvyn Morris Stock Option Agreement dated as of May 10,
                        2000*

      10.4              Howard Thacker Stock Option Agreement dated as of May
                        10, 2000*

      10.5              Notice of Non-Qualified Stock Option Award and Non-
                        Qualified Stock Option Award Agreement between the
                        Registrant and Geoffrey Shingles dated June 21, 2000**

      10.6              Notice of Non-Qualified Stock Option Award and Non-
                        Qualified Stock Option Award Agreement between the
                        Registrant and Interregnum Venture Marketing Ltd. dated
                        June 21, 2000**

      16.1 Smith Cooper Letter dated March 26, 2001 regarding change in certifying accountant***

      16.2 Merdinger, Fruchter Rosen & Corso, P.C. Letter dated as of April 2, 2001 regarding change in certifying accountant****

      23.1              Consent of Smith Cooper, Independent Auditors**

      99.1              Press Release announcing the completion of the Share
                        Exchange Transaction*

      99.2              Financial Statements of uDate.com Limited

      99.3              Unaudited Pro Forma Condensed Consolidated Financial
                        Information

      * Previously filed with this Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 9, 2000.

      ** Previously filed with Amendment No. 1 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 14, 2000.

      *** Previously filed with Amendment No. 2 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on March 26, 2001.
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      **** Previously filed with Amendment No. 3 to this Current Report on Form
           8-K/A as filed with the Securities and Exchange Commission on April 4, 2001.




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